August 1, 2002

                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
                         Series of Advisors Series Trust
                                  Supplement to
                        Prospectus Dated August 28, 2001
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Please note the following  changes to the National Asset  Management Core Equity
Fund's investment policies in the second paragraph on page 6 of the Prospectus:


Investment Objective and Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in the equity securities generally considered to be core holdings.




               Please retain this Supplement with the Prospectus.
            The date of this Prospectus Supplement is August 1, 2002


                                                                  August 1, 2002

                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
                         Series of Advisors Series Trust
                                  Supplement to
            Statement of Additional Information Dated August 28, 2002
                          (as amended January 30, 2002)

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Please note the following  addition to the National Asset Management Core Equity
Fund's non-fundamental investment policies on page B-8 of the Statement of Additional Information ("SAI"):


[The Fund May Not]

(4) Make any change in the Fund's investment policy of investing at least 80% of its net assets in the investment suggested by the Fund's name without first providing its shareholders with at least 60 days' prior notice.



                   Please retain this Supplement with the SAI.
                The date of this SAI Supplement is August 1, 2002